UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): October 27, 2026

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2026, the Board of Directors (the “Board”) of Church & Dwight Co., Inc. (the “Company”) elected Jonathon J. Nudi to serve as an independent director of the Company, effective January 1, 2027. Effective upon Mr. Nudi’s election, the size of the Board will increase to 12 members. The Board has also appointed Mr. Nudi to serve on the Audit Committee and the Compensation & Human Capital Committee of the Board when he joins as a director early next year.

Mr. Nudi is the President and Chief Executive Officer (“CEO”) of Masco Corporation (“Masco”), a global manufacturer and distributor of branded home improvement and building products, a role he has held since July 2025, and has served as a member of Masco’s board of directors since June 2023. Prior to joining Masco as its CEO, Mr. Nudi spent over 30 years at General Mills, Inc., where he held a variety of leadership positions in the United States and Europe, most recently serving as Group President, Pet, International and North America Foodservice and before that as Group President, North America Retail.

As a member of the Board and the Audit and Compensation & Human Capital Committees, Mr. Nudi will be compensated in accordance with the Company’s standard compensation policies and practices for its non-employee directors, which are described in the Company’s Definitive Proxy Statements on Schedule 14A filed with the Securities and Exchange Commission.

There are no arrangements or understandings between Mr. Nudi and any other persons pursuant to which Mr. Nudi was selected as a director, and there are no related party transactions involving Mr. Nudi that are reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: October 29, 2026	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary